Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Tax Credit Properties II L.P. (the “Registrant”) on Form 10-Q for the period ended September 29, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Salzman, Chief Executive Officer of Richman Tax Credits, Inc., general partner of Richman Tax Credit Properties II L.P., general partner of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/David Salzman
David Salzman
Chief Executive Officer of Richman Tax
Credits, Inc., general partner of Richman
Tax Credit Properties II L.P., general
partner of the Registrant

November 1, 2013